UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 8, 2011

BJ’S RESTAURANTS, INC. (Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-21423 (Commission File Number)	33-0485615 (IRS Employer Identification No.)

7755 Center Avenue Suite 300 Huntington Beach, California (Address of principal executive offices)	92647 (Zip Code)

Registrant's telephone number, including area code: (714) 500-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On September 8, 2011, the Board of Directors (the “Board”) of BJ's Restaurants, Inc. (the “Company”) increased the size of the Board from eight members to nine members (as described in Item 5.03,below) and appointed Henry Gomez to fill the vacancy created thereby until the next annual meeting of the Company’s shareholders, or until his successor is elected and qualified or his earlier resignation or removal. There is no understanding or arrangement between Mr. Gomez and any other person pursuant to which Mr. Gomez was appointed.

Mr. Gomez served as the first leader of public relations and marketing at eBay Inc. and played an important role in building eBay’s brand in the years immediately following that company’s IPO.  He later assumed key operational roles at eBay, including Chief Marketing Officer and President of Skype, eBay’s communication business.  Mr. Gomez completed his tenure at eBay in 2008 as the company’s Senior Vice President, Corporate Affairs.  He then founded HSG Communications, a boutique communications consultancy and investment firm.  From 1993 to 1999, Mr. Gomez served as an executive with Home Box Office (HBO), the premium television network, with his last position as Vice President, Corporate Affairs.  Mr. Gomez began his business career at the global public relations firm of Hill and Knowlton.

In connection with his service as a member of the Board, Mr. Gomez will be paid in accordance with the terms described in the section titled “Compensation of Directors” that begins on page 11 of the Company’s proxy statement that was filed with the Securities and Exchange Commission on May 6, 2011. Mr. Gomez will not serve on any committees of the Board at this time.

On September 8, 2011, the Company issued a press release, which announced that Mr. Gomez had been appointed to the Board. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Pursuant to Article III, Section 2 of the Company’s Amended and Restated Bylaws, effective September 8, 2011, the Board of Directors set the number of authorized directors constituting the whole Board at nine (9) members

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated September 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 8, 2011	BJ’S RESTAURANTS, INC. (Registrant)
By: /s/ GERALD W. DEITCHLE Gerald W. Deitchle, Chairman and CEO

By: /s/ GREGORY S. LEVIN Gregory S. Levin, Executive Vice President Chief Financial Officer Principal Accounting Officer